UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/26/2006

NewMarket Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32190

Virginia	20-0812170
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Fourth Street, Richmond, VA 23219
(Address of principal executive offices, including zip code)

804-788-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On July 26, 2006, the NewMarket Corporation (the "Company") issued a press release regarding its earnings for the second quarter ended June 30, 2006. A copy of this press release is furnished as Exhibit 99.1 and a copy of the Financial Statement is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

    In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits.

    99.1 Press release issued by the Company on July 26, 2006, 2006

    99.2 Financial Statement issued by the Company on July 26, 2006

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewMarket Corporation

Date: July 26, 2006	By:	/s/ David A. Fiorenza
David A. Fiorenza
Vice President and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release issued by the Company on July 26, 2006
EX-99.2	Financial Statement issued by the Company on July 26, 2006